UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2010

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-163411

Maryland	26-0500668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 The Corners Parkway
Norcross, GA 30092-3365
(Address of principal executive offices, including zip code)

(770) 449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 30, 2010, the board of directors of Wells Core Office Income REIT, Inc. (the "Registrant") declared distributions for the period from December 16, 2010 through and including March 15, 2011 in the amount of $0.003425 (0.3425 cent) per day, per share on the outstanding shares of common stock payable to stockholders of record of such shares as shown on the books of the Registrant at the close of business on each day during the period, commencing on December 16, 2010, and continuing on each day thereafter through and including March 15, 2011. Such distributions are to be paid on a date during the month of March 2011 as the President of the Registrant may determine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Date: November 30, 2010	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President